Share Capital	6 Months Ended
Jun. 30, 2018
Disclosure Of Share Capital Reserves And Other Equity Interest [Abstract]
Share Capital

17. SHARE CAPITAL

A) Authorized

Cenovus is authorized to issue an unlimited number of common shares, and first and second preferred shares not exceeding, in aggregate, 20 percent of the number of issued and outstanding common shares. The first and second preferred shares may be issued in one or more series with rights and conditions to be determined by the Company’s Board of Directors prior to issuance and subject to the Company’s articles.

B) Issued and Outstanding

	As at June 30, 2018		December 31, 2017
As at	Number of Common Shares (thousands)	Amount	Number of Common Shares (thousands)	Amount
Outstanding, Beginning of Year	1,228,790	11,040	833,290	5,534
Common Shares Issued, Net of Issuance Costs and Tax	-	-	187,500	2,927
Common Shares Issued to ConocoPhillips	-	-	208,000	2,579
Outstanding, End of Period	1,228,790	11,040	1,228,790	11,040

In connection with the Acquisition, Cenovus closed a bought-deal common share financing on April 6, 2017 for 187.5 million common shares, raising gross proceeds of $3.0 billion ($2.9 billion net of $101 million of share issuance costs). In addition, the Company issued 208 million common shares to ConocoPhillips on May 17, 2017 as partial consideration for the Acquisition. As at June 30, 2018, ConocoPhillips continued to hold these common shares.

There were no preferred shares outstanding as at June 30, 2018 (December 31, 2017 – nil).

As at June 30, 2018, there were 21 million (December 31, 2017 – 15 million) common shares available for future issuance under the stock option plan.